SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Floating-Rate Income Trust

Eaton Vance Senior Floating-Rate Trust

Eaton Vance Senior Income Trust

Eaton Vance New York Municipal Income Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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CLOSED-END FUND

PROXY CONTEST FACT SHEET FOR:

EATON VANCE FUNDS

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record Date	OCTOBER 29, 2020	PRINCIPAL OFFICE OF THE FUNDS
Approximate Mail Date	NOVEMBER 25, 2020	TWO INTERNATIONAL PLACE
Meeting Date	JANUARY 7, 2021 @ 11:30 AM (ET)	BOSTON, MASSACHUSETTS 02110
ADDITIONAL INFORMATION		CONTACT INFORMATION
Tickers	SEE PAGE 5	Inbound Line	1-866-416-0552
CUSIPs	SEE PAGE 5	Website	https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php

Saba Capital Management, L.P., a hedge fund manager, and certain of its affiliates have launched a campaign against approval of your Fund(s)’ new investment advisory agreement(s) with Eaton Vance.

This campaign could disrupt your Fund(s)’ operations and potentially leave your Fund(s) without an investment adviser.

PROXY CONTEST

PROPOSAL 1: Approval of a new investment advisory agreement for each Fund with Eaton Vance Management (“Eaton Vance”) to continue to serve as the Fund’s investment adviser;

What is the proxy contest about?

Saba Capital Management, L.P., a hedge fund manager, and certain of its affiliates (collectively, “Saba”) have filed proxy materials for each Fund encouraging shareholders to vote against the Proposal to approve a new investment advisory agreement for each Fund.

You may receive proxy solicitation materials from Saba, including a proxy statement and GOLD or other non-white proxy card, seeking your proxy to vote against the Proposal and giving Saba unilateral discretion to decide not to vote your shares at the Meeting.

Each Fund’s Board of Trustees (the “Board”) has approved its new agreement. The Board unanimously recommends that you vote on the WHITE proxy card FOR the Proposal to approve a new investment advisory agreement for your Fund(s). Do not send back any proxy card other than the WHITE proxy card.

What does Saba seek to gain by recommending a vote Against the new investment advisory agreement?

By filing proxy statements for each Fund with the U.S. Securities and Exchange Commission (the “SEC”), Saba has given itself a platform to speak to each Fund’s shareholders. Saba is using this platform only to solicit votes against the approval of each Fund’s proposed new investment advisory agreement.

Saba does not have an alternative plan for the management of the Funds, it is simply trying to take advantage of the situation to create disruption and force major structural change (such as liquidation or a large tender offer) that will allow Saba and its hedge fund investors to make a short-term profit.

Saba does not care that the Funds have served a valuable role in their long-term investors’ portfolios for many years – it is willing to disrupt fund operations and potentially leave the Funds without an investment adviser in order to make a profit.

How would returning Saba’s proxy card provide them with “unilateral discretion” to decide not to vote my shares at the Meeting?

Saba is a known opportunistic hedge fund manager with a history of seeking short-term profits for itself and its clients at the expense of other fund shareholders. Saba has taken it one step further in this proxy contest because, on its GOLD or other non-white proxy card, it has reserved the right to determine not to attend the Meeting “if [it] believe[s] that [a Fund’s new investment advisory agreement] is less likely to be approved” as a result of Saba’s non-attendance.

In other words, Saba can collect votes from shareholders and then determine not to present them at the Meeting, which could have the effect of delaying the Meeting and/or obstructing approval of a Fund’s new investment advisory agreement because a quorum is not achieved.

What should I do if I receive another proxy card?

You may receive a different proxy statement from Saba (along with a GOLD or other non-white proxy card) seeking your vote against the Proposal or giving Saba authorization to decide not to present your vote altogether.

Do not give Saba authority to decide this important matter for you. Be sure that your voice is heard at the Meeting by voting on the WHITE proxy card! The Boards unanimously recommend a vote FOR the Proposal.

Please discard any proxy card that you receive from Saba or any person other than the Funds. Do not send back any proxy card other than the WHITE proxy card, as doing so may cancel your vote to support your Fund(s).

What if I previously returned the proxy card sent to me by Saba?

The proxy card you submit with the latest date is the proxy card that will be counted. If you have previously returned a proxy card sent to you by Saba, you can still change your vote by:

(i)                  signing, dating, and returning the WHITE proxy card in the postage-paid envelope provided;

(ii)                recording your voting instructions via telephone or the internet following the instructions on the WHITE proxy card; or

(iii)	voting at the Meeting.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL ON THE WHITE PROXY CARD

MANAGEMENT and EACH FUND’S BOARD OF TRUSTEES - WHITE PROXY CARD

PROPOSAL 1: Approval of a new investment advisory agreement for each Fund with Eaton Vance to continue to serve as the Fund’s investment adviser;

What is happening?

On October 7, 2020, Eaton Vance Corp. (“EVC”), the parent company of the Funds’ investment adviser, Eaton Vance, entered into a definitive agreement with Morgan Stanley, a leading global financial services firm providing a wide range of investment banking, securities, wealth management, and investment management services, pursuant to which Morgan Stanley will acquire EVC, subject to the completion or waiver of various conditions (the “Transaction”).

What are shareholders being asked to vote on?

The Transaction may be deemed to cause each Fund’s current investment advisory agreement with Eaton Vance to terminate in accordance with applicable law. In order to help ensure that each Fund’s operations continue uninterrupted upon the consummation of the Transaction, shareholders of each Fund are being asked to approve a new investment advisory agreement.

What is the applicable law that will cause the current investment advisory agreement to terminate?

The Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Funds, requires investment advisory and investment sub-advisory agreements to terminate automatically in the event of an assignment of the agreement.

How will the Transaction affect Eaton Vance?

Following the Closing, Eaton Vance is expected to operate as an indirect wholly-owned subsidiary of Morgan Stanley.

When is the Transaction expected to be completed?

The closing of the Transaction is subject to the completion or waiver of various conditions, and is expected to close in the second quarter of 2021 (the “Closing”). Upon the Closing, Eaton Vance will become an indirect wholly-owned subsidiary of Morgan Stanley.

How will the Transaction potentially benefit my Fund?

It is expected that the Transaction will deliver long-term financial benefits for the Funds. The combined business of EVC and Morgan Stanley will offer a unique public and private market investment solution set to clients in the industry and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates’ relationships.

Approval of the new investment advisory agreements will provide continuity of the investment program you selected through your investment in the Fund(s) and help to ensure that each Fund’s operations continue uninterrupted after the Closing.

How does the proposed new investment advisory agreement differ from my Fund’s current investment advisory agreement?

While certain provisions have been updated, the proposed new investment advisory agreements with Eaton Vance are substantially similar to the current investment advisory agreements with Eaton Vance.

The services that your Fund(s) will receive under the new investment advisory agreement are expected to be substantially similar to those it receives under the current investment advisory agreement.

Will my Fund’s contractual management fee rates increase?

The investment advisory fee rates proposed for the Funds will remain the same as under their existing agreements. No Fund will experience increased management fee rates as a result of the Transaction.

Will the new investment advisory agreement result in any changes in the investment objective(s) or investment strategy of my Fund?

The new agreements are not expected to result in any changes to any Fund’s investment objective(s) or investment strategy.

Will the new investment advisory agreement result in any changes in the portfolio management?

The portfolio managers for each Fund are expected to continue in such roles upon the Closing.

Will the Transaction be completed if this Proposal is not approved?

The Closing may take place even if shareholders of a Fund(s) do not approve the Proposal. If this should happen, the Board(s) of such Fund(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory agreement.

In addition, Eaton Vance could (and expects to) propose that the Board of each Fund approve an interim investment advisory agreement to permit continuity of management while solicitation continues. The terms of the interim investment advisory agreements would be identical to those of the current agreements except for term and escrow provisions required by applicable law.

Is my Fund paying for the Transaction or the proxy solicitation?

The Funds will not bear any portion of the costs associated with the Transaction. All costs of the Proxy Statement and the Meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing the Proxy Statement, will be borne by EVC.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your WHITE proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the WHITE proxy card, sign, date and return the WHITE card in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your WHITE proxy card.
INTERNET:	To vote via the Internet, go to the website on your WHITE proxy card and enter the control number found on your WHITE proxy card.

ADDITIONAL INFORMATION REGARDING THE MEETING LOCATION

As part of the effort to maintain a safe and healthy environment at the Meeting, the Funds and the Board are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19.

For that reason, the Board reserves the right to reconsider the date, time, and/or means of convening the Meeting for one or more Funds. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the Meeting of one or more Funds solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications.

If the Board chooses to change the date, time, and/or means of convening the Meeting for a Fund, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material.

Proxy Materials Are Available Online At:

https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php

The role of AST Fund Solutions, LLC as proxy solicitor is mentioned on page 4 of the Proxy Statement.

NAME OF FUND	TICKER	CUSIP
Eaton Vance Floating-Rate Income Trust	EFT	278279104
Eaton Vance Floating-Rate Income Trust VRTP	EFT	278279856
Eaton Vance New York Municipal Income Trust	EVY	27826W104
Eaton Vance Senior Floating-Rate Trust	EFR	27828Q105
Eaton Vance Senior Floating-Rate Trust APS Series A	EFR	27828Q204
Eaton Vance Senior Floating-Rate Trust APS Series B	EFR	27828Q303
Eaton Vance Senior Floating-Rate Trust APS Series C	EFR	27828Q402
Eaton Vance Senior Floating-Rate Trust APS Series D	EFR	27828Q501
Eaton Vance Senior Income Trust	EVF	27826S103
Eaton Vance Senior Income Trust APS Series A	EVF	27826S202
Eaton Vance Senior Income Trust APS Series B	EVF	27826S301

Eaton Vance Closed-End Funds

Abstention Script

(ABSTAIN FOR QUORUM)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Eaton Vance Closed-End Funds.

I apologize for any inconvenience; however, since I assume you are not able to attend the Joint Special Meeting of Shareholders for Eaton Vance Funds scheduled to take place on January 7, 2021, I just wanted to confirm that you would like to vote Abstain?

(Pause For Response)

(Review Voting Options with Investor If Necessary)

If we identify any additional accounts you hold in the Eaton Vance Closed-End Funds before the meeting takes place, would you like us to vote those accounts in the same manner as well? (Pause For Response)

*CONFIRMATION: I am recording your (Recap Voting Instructions) for voter confirmation number (CONTROL#) today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

REBUTTAL:

If you are unsure how to vote, you can simply Abstain which is neither a favorable nor an against vote. Doing so will ensure that your shares are represented at the upcoming Joint Special Meeting of Shareholders, which will help avoid costly adjournments.

Would you like to Abstain?

Eaton Vance Closed-End Funds

Answering Machine Script

Hello.

I am calling regarding your investment in the Eaton Vance Closed-End Funds.

The Joint Special Meeting of Shareholders is scheduled to take place on January 7, 2021. All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-866-416-0552 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

Eaton Vance Closed-End Funds

Any Vote Call Guide

(Any Vote)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Eaton Vance Closed-End Funds.

The reason for my call is to inform you that the Joint Special Meeting of Shareholders is scheduled to take place on January 7, 2021 and currently our records indicate your vote has not been recorded.

The Board is recommending a vote “FOR” the proposal, but you may also cast an “Against” or “Abstain” vote.

Would you like to vote “For”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own in the Eaton Vance Closed-End Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). for voter confirmation number (CONTROL#) today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain the written confirmation for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Eaton Vance Closed-End Funds

Inbound Script

Good (morning, afternoon, evening). Thank you for calling the Eaton Vance Closed-End Funds proxy voting line. My name is (AGENT’S FULL NAME). How may I help you? (Pause for response)

Responding to Initial Mailing Received:

The material you received is regarding the Joint Special Meeting of Shareholders scheduled for January 7, 2021.

Can I please have the last name and zip code on the materials you received to better assist you? (Pause for response)

--------Locate and verify account.

Thank you. Please note that this call may be recorded for quality assurance purposes.

If you’re not able to attend the meeting, I can record your voting instructions by phone.

Your Board of Trustees is recommending a vote “For” the proposal.

If shareholder has questions:

I would be happy to review the meeting agenda and record your vote by phone. REVIEW MEETING PROPOSAL USING FACT SHEET.

The Board of Trustees is recommending a vote “For” the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you hold in the Eaton Vance Closed-End Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). for voter confirmation number (CONTROL#) today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Eaton Vance Closed-End Funds

Level I Proxy Contest Call Guide

(VOTING PROXY CONTEST SCRIPT)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Eaton Vance Closed-End Funds. I wanted to confirm that you have received the proxy material for the Joint Special Meeting of Shareholders scheduled to take place on January 7, 2021.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone in support of the proposal to approve a new investment advisory agreement. Your Board of Trustees is recommending a vote “For” the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone. However, the Fund’s Board is recommending a vote “For” the new investment advisory agreement.

Would you like to vote along with the Board’s recommendation?

(Pause For Response) (Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you hold in the Eaton Vance Closed-End Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions) for voter confirmation number (CONTROL#) today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Eaton Vance Closed-End Funds

Answering Machine Script

Hello.

I am calling regarding your investment in the Eaton Vance Closed-End Funds.

The Joint Special Meeting of Shareholders is scheduled to take place on January 7, 2021. All shareholders are being asked to consider and vote on an important matter.

If you have any questions, please contact us at 1-866-416-0552 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

Eaton Vance Closed-End Funds

No Vote Call Guide

Good (morning, afternoon, evening). Thank you for calling the Eaton Vance Closed-End Funds proxy voting line. My name is (AGENT’S FULL NAME). How may I help you? (Pause for response)

Responding to Initial Mailing Received:

The material you received is for the Joint Special Meeting of Shareholders scheduled to take place on January 7, 2021.

Can I please have the last name and zip code on the materials you received to better assist you? (Pause for response)

--------Locate and verify account.

You should have received a WHITE proxy card sent to you by your Fund’s Board of Trustees. You may have also received a GOLD proxy card from an opportunistic hedge fund manager.

The Board is asking shareholders to only return the WHITE proxy card and vote FOR the new investment advisory agreement with Eaton Vance. If you have already returned the GOLD proxy card, you may change your vote by promptly signing, dating, and returning the WHITE proxy card or voting by telephone or internet using the instructions on the WHITE proxy card. Only the latest dated proxy card or vote you submit will be counted.

1. Do you still have the WHITE proxy card?

IF YES:

(PROCEED TO NEXT QUESTION)

IF NO or shareholder needs another WHITE proxy card:

Registered – “We will send you another copy of Management’s proxy materials, which will include a WHITE proxy card.”

(PROCEED TO NEXT QUESTION)

Beneficial (NOBO) – “Please contact your broker at your earliest convenience to request another copy of the proxy materials. Please remember to tell your broker that you want Management’s proxy materials with the WHITE proxy card.

(PROCEED TO NEXT QUESTION)

2. Do you think that you will be returning the WHITE proxy card to support your Board?

YES OR POSITIVE RESPONSE:

The Board greatly appreciates your support. Remember, even if you have already sent back the GOLD proxy card, you can still support the Board by sending back the WHITE proxy card before January 7th. If you have any questions, or you require any assistance, please feel free to call 1-866-416-0552 Monday through Friday from 9 a.m. to 10 p.m. Eastern Time. Thank you for your time and have a good day.

NO or shareholder sending GOLD proxy card - No Response - Questions – Not voting: Your vote at the upcoming meeting is very important, and there are a few things the Board believes you should take into account when making your decision.

(Refer to fact sheet and begin discussion)

(After Discussion)

3. Given that information, do you think you will be returning the WHITE proxy card to support your Board?

IF YES or POSITIVE:

(See Yes or Positive above)

NO or NEGATIVE: (After discussion, still sending GOLD proxy card or not voting)

I understand. If you have any questions or you require any assistance, please feel free to contact 1-866-416-0552 Monday through Friday from 9 a.m. to 10 p.m. Eastern Time. Your vote is important and your time is greatly appreciated. Thank you and have a good day.

Eaton Vance Closed-End Funds

No Vote Call Guide

Good morning/afternoon/evening.

My name is _______________. May I please speak with _______________?

(Re-greet if necessary)

I’m calling regarding your current investment in the Eaton Vance Closed-End Funds. I wanted to confirm that you have received the proxy materials for the Joint Special Meeting of Shareholders scheduled to take place on January 7, 2021.

You should have received a WHITE proxy card sent to you by your Fund’s Board of Trustees. You may have also received a GOLD proxy card from an opportunistic hedge fund manager.

The Board is asking shareholders to only return the WHITE proxy card and vote FOR the proposal to approve a new investment advisory agreement. If you have already returned the GOLD proxy card, you may change your vote by promptly signing, dating, and returning the WHITE proxy card or voting by telephone or internet using the instructions on the WHITE proxy card. Only the latest dated proxy card or vote you submit will be counted.

1. Do you still have the WHITE proxy card?

IF YES:

(PROCEED TO NEXT QUESTION)

IF NO or shareholder needs another WHITE proxy card:

Registered – “We will send you another copy of Management’s proxy materials, which will include a WHITE proxy card.”

(PROCEED TO NEXT QUESTION)

Beneficial (NOBO) – “Please contact your broker at your earliest convenience to request another copy of the proxy materials. Please remember to tell your broker that you want Management’s proxy materials with the WHITE proxy card.

(PROCEED TO NEXT QUESTION)

2. Do you think that you will be returning the WHITE proxy card to support your Board?

YES OR POSITIVE RESPONSE:

The Board greatly appreciates your support. Remember, even if you have already sent back the GOLD proxy card, you can still support the Board by sending back the WHITE proxy card before January 7th. If you have any questions, or you require any assistance, please feel free to call 1-866-416-0552 Monday through Friday from 9 a.m. to 10 p.m. Eastern Time. Thank you for your time and have a good day.

NO or shareholder sending GOLD proxy card - No Response - Questions – Not voting: Your vote at the upcoming meeting is very important, and there are a few things the Board believes you should take into account when making your decision.

(Refer to fact sheet and begin discussion)

(After Discussion)

3. Given that information, do you think you will be returning the WHITE proxy card to support your Board?

IF YES or POSITIVE:

(See Yes or Positive above)

NO or NEGATIVE: (After discussion, still sending GOLD proxy card or not voting)

I understand. If you have any questions or you require any assistance, please feel free to contact 1-866-416-0552 Monday through Friday from 9 a.m. to 10 p.m. Eastern Time. Your vote is important and your time is greatly appreciated. Thank you and have a good day.